Exhibit 99.3

CHARTER OF THE NOMINATING AND

CORPORATE GOVERNANCE COMMITTEE

OF THE

BOARD OF DIRECTORS

OF

OMINTO, INC.

(the “Corporation”)

Adopted November 17, 2016

I.	General Focus

The Nominating and Corporate Governance Committee (the “Committee”) is created by the board of directors of the Corporation (the “Board”) to fulfill the following responsibilities:

(i)	review and evaluate the size, composition, function and duties of the Board consistent with its needs;

(ii)	establish criteria for the selection of candidates to the Board and its committees, and identify individuals qualified to become Board members consistent with such criteria, including the consideration of nominees submitted by shareholders;

(iii)	recommend to the Board, director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

(iv)	recommend directors for appointment to Board committees;

(v)	make recommendations to the Board as to determinations of director independence;

(vi)	oversee the evaluation of the Board;

(vii)	develop and recommend to the Board the Corporate Governance Guidelines for the Corporation and oversee compliance with such Guidelines; and

(viii)	monitor significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies.

II.	Structure and Operations

The Committee shall consist of at least three (3) members, comprised solely of directors deemed by the Board to be independent and who meet independence requirements pursuant to the rules of The Nasdaq Stock Market, Inc. (“NASDAQ”). The Board shall recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members shall be appointed by the Board and may be removed by the Board at any time. Upon the recommendation of the Committee, the Board shall designate the Chairman of the Committee who shall approve the agendas for committee meetings.

The Committee has the sole authority to retain and terminate any search firm assisting the Committee in identifying director candidates, including sole authority to approve all search firm’s fees and other retention terms.

The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Corporation. The Committee may also retain counsel or other advisors as it deems appropriate. The Committee shall have the sole authority to retain and terminate the consultants or advisors and to review and approve the consultant or advisor’s fees and other retention terms. However, the Committee shall not engage the Corporation’s independent auditors to perform any services without approval of the Audit Committee. The Committee shall receive appropriate funding, as determined by the Committee, from the Corporation to pay any such counsel, auditors or other advisors.

III.	Meetings

The Committee shall meet as frequently as circumstances dictate, but at least annually. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter.

The Committee may invite to its meetings any director, member(s) of management of the Corporation and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate in order to carry out its responsibilities.

A majority of the members, but not less than two (2), will constitute a quorum. Except as otherwise required by statute, a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Committee may meet by telephone or videoconference and may take action by unanimous written consent. In the absence of a quorum, a majority of the members of the Committee present may adjourn the meeting from time to time, until a quorum shall be present.

The Committee shall appoint a person who need not be a member thereof to act as secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each member prior to each meeting.

IV.	Responsibilities and Duties

The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter.

Board Committee Nominees

1.	The Committee shall oversee searches for and identify qualified individuals for membership on the Board.

2.	The Committee shall recommend to the Board criteria for Board and Board committee membership and shall recommend individuals for membership on the Board and its committees. In addition, the Committee shall recommend to the Board a member of each of the Board committees to serve as Chair. In making its recommendations for Board and committee membership, the Committee shall:

●	review candidates’ qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards that may be required under law or NASDAQ rules for Audit Committee membership purposes);

●	in evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, assess the performance of such directors;

●	periodically review the composition of the Board and its committees in light of the current challenges and needs of the Board, the Corporation and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience; and

●	consider any other factors that are set forth in the Corporation’s Corporate Governance Guidelines or are deemed appropriate by the Committee or the Board.

Evaluating the Board and Its Committees

3.	At least annually, the Committee shall lead the Board in a self-evaluation to determine whether it and its committees are functioning effectively. The Committee shall oversee the evaluation process and report on such process and the results of the evaluations, including any recommendations for proposed changes, to the Board.

4.	At least annually, the Committee shall review the evaluations prepared by each Board committee of such committee’s performance and consider any recommendations for proposed changes to the Board.

5.	The Committee shall recommend to the Board changes, if any, that the Committee believes desirable to the size of the Board or any committee thereof, or to the Board’s committee structure.

Corporate Governance Matters

6.	The Committee shall develop and recommend to the Board the Corporate Governance Guidelines for the Corporation. At least annually, the Committee shall review and reassess the adequacy of such Corporate Governance Guidelines and recommend any proposed changes to the Board.

7.	The Committee shall monitor significant corporate governance developments and make recommendations to the Board regarding, or take actions with respect to, all matters of corporate governance as the Committee deems appropriate.

8.	The Committee shall be responsible for any tasks assigned to it in the Corporation’s Corporate Governance Guidelines.

9.	The Committee shall review and approve transactions or proposed transactions in which a related person is likely to have a direct or indirect material interest. In addition, the Committee shall review all relationships and transactions that are disclosed by directors, executive officers or senior financial officers to counsel or the Corporate Secretary, and that are not reviewed by the Board, as constituting potential conflicts of interest, and shall approve or disapprove of such relationships or transactions, in accordance with the applicable provisions of the Corporate Governance Guidelines.

10.	The Committee shall monitor compliance with the Corporation’s Code of Business Ethics, including reviewing with the counsel the adequacy and effectiveness of the Corporation’s procedures to ensure proper compliance with such Code of Business Ethics. Any waivers of the Corporation’s Code of Business Ethics for directors, executive officers or senior financial officers shall be approved by the Committee or a majority of the independent directors of the Board. The Committee shall also recommend to the Board amendments to such Code of Business Ethics as the Committee may deem appropriate.

Director Orientation and Continuing Education

11.	The Committee shall oversee an orientation and continuing education program for directors.

Reporting to the Board

12.	At each regular meeting of the Board, the Committee shall report to the Board on any meetings held or actions taken by the Committee since the last regular meeting of the Board with such recommendations as the Committee shall deem appropriate.

13.	The Committee shall report to the Board periodically.

14.	At least annually, the Committee shall evaluate its own performance and report to the Board on such evaluation.

15.	The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

V.	Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including a review of the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.